Warehouse Borrowings	6 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
Warehouse Borrowings

16. Warehouse Borrowings

The Company’s subsidiaries enter into master repurchase agreements with lenders providing warehouse facilities. The warehouse facilities are primarily used to fund the origination of forward loans and reverse loans. The facilities had an aggregate funding capacity of $2.3 billion at June 30, 2014 and are secured by certain forward and reverse loans. The interest rates on the facilities are primarily based on LIBOR plus between 2.10% and 3.25%, in some cases are subject to a LIBOR floor or other minimum rates, and have various expiration dates through July 2015. The facilities are secured by $1.2 billion in unpaid principal balance of residential loans at June 30, 2014.

All of the Company’s subsidiaries’ master repurchase agreements contain customary events of default and covenants, the most significant of which are financial covenants. Financial covenants most sensitive to the Company’s operating results and financial position are minimum tangible net worth requirements, indebtedness to tangible net worth ratio requirements, and minimum liquidity and profitability requirements.

At June 30, 2014, absent a waiver received from its counterparty, RMS would not have been in compliance with its minimum profitability covenant contained in one of its master repurchase agreements. In July 2014, RMS obtained waivers of compliance effective for the quarter ended June 30, 2014 and the quarters ending September 30, 2014 and December 31, 2014. The waiver of compliance for the quarter ended June 30, 2014 waived certain rights and remedies that otherwise would have been available under the master repurchase agreement and confirmed that no default or event of default had occurred. The waiver of compliance for the quarters ending September 30, 2014 and December 31, 2014 are conditioned on RMS being in compliance with all other covenants set forth in the master repurchase agreement and related documents. So long as RMS is in compliance with all other covenants within the master repurchase agreement and related documents, the waiver of compliance waives certain rights and remedies that otherwise would have been available under the master repurchase agreement and confirms that no default or event of default had occurred. As a result of the waiver obtained by RMS relating to the quarter ended June 30, 2014, RMS was in compliance with its financial covenants at June 30, 2014.